MAINSTAY VP FUNDS TRUST

Supplement dated June 8, 2016 (“Supplement”)

to the Statement of Additional Information (“SAI”) dated May 1, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

The table beginning on page 72 disclosing the management and subadvisory fees paid for the fiscal year ended December 31, 2015 is hereby revised to replace the “Subadvisory Fee Paid” and “Subadvisory Fee Waived and/or Expenses Reimbursed” columns for the MainStay VP Mid Cap Core Portfolio as follows:

YEAR ENDED 12/31/2015
PORTFOLIO	SUBADVISORY FEE PAID	SUBADVISORY FEE WAIVED AND/OR EXPENSES REIMBURSED
MainStay VP Mid Cap Core Portfolio	$ 4,067,060	$ 101,930

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.